UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-21955

Stewart Capital Mutual Funds

800 Philadelphia Street

Indiana, PA 15701

 (Address of principal executive offices)

Malcolm Polley

Stewart Capital Advisors, LLC

800 Philadelphia Street

Indiana, PA 15701

 (Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•10

Table of Contents

Letter to Shareholders	1
Expense Example	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Additional Information	20
Trustee and Officer Information	22

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

From a furious start to mid-summer negative returns and a strong finish based on improved consumer hopes, the market and all involved, continued on the wild ride of 2009. We are happy to report that the Stewart Capital Mid Cap Fund finished the year with positive returns.

As we expected, market volatility remained elevated under the pressure of the European sovereign debt crisis and the uncertainty surrounding the 2010 mid-term elections. By fall, investors began to anticipate a good retail holiday season and to welcome the significant power shift in Washington, resulting in a re-established upward trend for the market (at least for now).

Market Overview

Once again, we successfully predicted the market’s direction, but we were off a bit in magnitude. In my mid-year letter, I stated that we were expecting year-end returns to be in the mid-single digits. Various market segments were negative through the first six months (the S&P MidCap 400 Index was down -1.36%, the S&P 500 Index lost -6.65%,and the Russell 2000® Index had fallen -1.95%), and we thought our modest expectations were quite reasonable.

Investors’ hopes and disappointments about consumer spending contributed to the ride. The market began the year extremely strong based on the belief that the consumer would lead the charge into the recovery. However, by summer investors recognized that the consumer was still rather constrained. Yet, the market ended the year on an up-tick as expectations for increased consumer holiday spending became realized.

Mid-cap stocks soared during the second half of the year, as the S&P MidCap 400 Index finished the year up 26.64%, beating the S&P 500 Index (up 15.06%), but underperforming the Russell 2000® Index (up 31.36%). Leadership was provided by information technology (up 32.56%), consumer staples (up 32.10%), industrials (up 30.99%), and energy (up 30.76%). Interestingly, the worst performing sector, telecommunications, was up more than 14% (14.02%).1

Fund Performance

The Stewart Capital Mid Cap Fund returned 27.80% for the twelve months ended December 31, 2010, outperforming the S&P MidCap 400 Index and the Russell Midcap® Value Index which were up 26.64% and 24.75% respectively.

I said in my mid-year letter that we had not been very active within the portfolio during the first half of the year. Since that letter was written (and published), our activity (or lack thereof) has nearly made us look comatose, with only two transactions (voluntary) of note. We added to our position in Skechers in November and we trimmed our position in Weis Markets in October.

I have often said that investors shouldn’t confuse activity (or lack thereof) with intelligence. Often times the best course of action, when investing, is to do nothing.

Our best performing stock in 2010 was Cummins, Inc. (NYSE: CMI), which was up 142%. We originally bought the company based on our expectations for wider adoption of diesel engines within passenger vehicles. However, Cummins also provides exposure to the horizontal drilling techniques used in the Marcellus and other shale plays.

2

Diesel engines are used to power the pumps that push water, chemicals, and proppants into a well for fracking and allow gas to flow out of the shale formation.

Syniverse Holdings, one of the newer names in the Fund, didn’t stay around very long. The company, which allows cell phones from different cell systems to talk to each other, was taken private by Carlysle Group in January 2011. Because of the takeover announcement, Syniverse rose over 86% through the end of 2010.

On a more humbling note, Skechers USA, Inc. (NYSE:SKX), our newest purchase, has declined more than 40% since our mid-July purchase. Our bruised ego is only partially assuaged by the fact that we had only purchased a very small position. Our decision was based on Skechers’ standing as a company that does not create trends, but rather as a company that creates affordable versions of hot products. At the time, its Shape Ups was one of the best selling shoe brands in the country. This success pumped up their sales (and earnings), but we expected a decline in sales of that brand, which is why our initial purchase was small. We added to the position in November.

Net 1 UEPS Technologies, Inc. (NASDAQ: UEPS) provides payment systems to governments around the world. Its largest customer, the South African government, accounts for more than 60% of its revenues. As with Skechers, we anticipated that earnings could experience a negative impact from unfavorable changes to its contract with this customer. We initiated a small purchase, and added to the position when the stock sold off because the negative contract changes occurred. The stock sells for such a low multiple of earnings, has such a clean balance sheet, and earns such good capital returns and we feel comfortable holding on and riding out the negative publicity.

For both Skechers and Net 1 UEPS, we believe that the value of the businesses and the ability to generate cash flow and excellent returns on invested capital will win out in the end. We hope to be rewarded with more than acceptable returns from our stakes.

Our portfolios tend to hold companies whose ownership makes us look pretty stupid initially, only to work out quite nicely in the end. A perfect case in point is McDermott International, Inc. (NYSE: MDR). After taking us downhill in 2008 because much of its revenues are tied to the negatively impacted energy industry, its stock price more than doubled in 2009, and continued to climb more than 60% in 2010. Even more, in mid-2010, McDermott spun off an engineering and construction subsidiary (Babcock & Wilcox), which added to the performance of our investment. In the practice of investing, patience often is rewarded. Unfortunately, investment managers can sometimes confuse stubbornness with patience. We believe that our researched-based decisions help to prevent stubborn mistakes.

Strategy Overview

Easy money, if ever there was such a thing, is gone. Now, we have to work much harder to find an idea; and even then, it won’t look like the last year’s bargain. For instance, during the past year, we took advantage of merger arbitrage opportunities, but such deals no longer provide attractive returns. In addition, mid-cap stock prices have had a significant ride over the past two years. With mid-cap valuations a bit stretched, it is more difficult to find companies to meet our investment criteria.

In 2011, we expect modest returns (low to mid single-digit) for stocks.

Since 1900, the Dow Jones Industrial Average has gone beyond two consecutive years of double digit increases only four times (1943-1945, 1949-1951, 1963-1965 and 1995-1999). Since the S&P 500 Index debuted in 1956, only twice has it gone beyond two consecutive years of double digit increases (1963-1965 and 1995-1999). More importantly, for every instance when the market had more than two consecutive years of double-digit returns, the last double-digit year is succeeded by at least one negative year. It is possible that 2011 could be another year of double digit returns, but we believe it isn’t probable.

3

Typical market patterns indicate that in the third year of a presidential administration, the equity market provides positive returns. This year there are factors that may constrain returns.

On the upside, we believe the consumer is back, helping the economy to grow nicely. We also expect corporate earnings to improve over last year, helping equity prices appreciate. However, we believe the ongoing US federal budget situation – an expected $1.5 trillion deficit for fiscal 2011 – is a growing problem. If the US government does not begin to reduce its national debt, we may be forced by the market to take actions that are very unpleasant. There has not been a case anywhere on the globe where a government faced with a fiscal (and financing) problem has had the political will to deal with it voluntarily. In every instance, a solution has been forced upon them by the market. I hope that the US can be the sole exception, but I am not confident.

Given our outlook for continued fiscal problems, we will be cautious about investing in financial and other interest-sensitive stocks. We continue to like energy and basic materials. The resurgence of the consumer is likely to make consumer-oriented investments more attractive to us.

As always, we focus on opportunities offered to us by the market – without regard to the industry or sector. That may (and has) caused us to have fairly concentrated positions within industries and/or sectors. It may also (usually does) mean that we are invested in sectors that are currently out of favor. It may also mean that we look pretty stupid on occasion, yet I have learned over my 23-plus years in this business, that being out of favor often means being mis-priced, and being mis-priced almost always spells opportunity. Over the long-term, a company’s stock price tends to reflect the value of the underlying business. We will continue to focus on business value when making investment decisions.

Thank you for your continued confidence. As always, we will strive to meet your investment needs. I encourage you to listen and participate in our quarterly webcasts at stewartcap.com and I welcome any questions you may have. You may reach me at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds
February 2011

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

1 Source: Morningstar Direct and russell.com

4

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment

Stewart Capital Mid Cap Fund

Average Annual Total Returns For The Period

Ended December 31, 2010	One Year	Since Inception*
Stewart Capital Mid Cap Fund	22.39%	4.42%
S&P Midcap 400® Index	26.64%	4.62%
Russell Midcap® Value Index	24.75%	0.40%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

The line graph shown above for the Fund assumes an initial investment of $9,575 ($10,000 less the maximum load of 4.25%) made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, please call (toll-free) 1.877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 3.69%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

5

Expense Example For the six months ended December 31, 2010 (Unaudited)

As a shareholder of the Stewart Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund

	Beginning account value 7/1/10	Ending account value 12/31/10	Expenses paid during period 7/1/10-12/31/101
Actual	$1,000.00	$1,324.70	$8.79
Hypothetical (5% return before expenses)	1,000.00	1,017.44	7.63

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

4

Stewart Capital Mid Cap Fund
Schedule of Investments
December 31, 2010

COMMON STOC KS 89.6%	Shares	Value
Banks 1.2%
Northwest Bancshares, Inc.	27,742	$326,246
		326,246
Capital Goods 15.0%
Babcock & Wilcox Co. *	11,633	297,688
Cummins, Inc.	7,987	878,650
EMCOR Group, Inc. *	36,864	1,068,319
McDermott International, Inc. *	33,454	692,163
Triumph Group, Inc.	13,085	1,169,930
		4,106,750
Consumer Durables & Apparel 2.1%
Skechers U.S.A., Inc. – Cl. A*	29,241	584,820
		584,820
Consumer Services 2.9%
Matthews International Corp. – Cl. A	22,326	780,964
		780,964
Diversified Financials 2.2%
Federated Investors, Inc.	23,334	610,651
		610,651
Energy 5.1%
CARBO Ceramics, Inc.	7,043	729,232
Enerplus Corporation	21,874	674,594
		1,403,826
Food & Staples Retailing 3.0%
Weis Markets, Inc.	20,135	812,045
		812,045
Food, Beverage & Tobacco 3.5%
J.M. Smucker Co. (The)	14,771	969,716
		969,716
Health Care Equipment & Services 6.7%
C.R. Bard, Inc.	6,352	582,923
Catalyst Health Solutions, Inc. *	13,165	612,041
Varian Medical Systems, Inc. *	9,376	649,569
		1,844,533

See Notes to Financial Statements.

7

Schedule of Investments (continued)

COMMON STOC KS (CONTINUED)	Shares	Value
Materials 17.0%
CF Industries Holdings, Inc.	11,040	$1,492,056
FMC Corp.	11,452	914,900
Southern Copper Corp.	28,808	1,404,102
Thompson Creek Metals Co., Inc. *	57,321	843,765
		4,654,823
Media 2.9%
Meredith Corp.	22,952	795,287
		795,287
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Perrigo Co.	9,024	571,490
		571,490
Software & Services 4.4%
Micros Systems, Inc. *	20,574	902,376
Net 1 UEPS Technologies, Inc. *	24,263	297,464
		1,199,840
Technology Hardware & Equipment 8.5%
Flextronics International Ltd. *	159,960	1,255,686
Western Digital Corp. *	31,986	1,084,325
		2,340,011
Telecommunication Services 3.1%
Syniverse Holdings, Inc. *	27,253	840,755
		840,755
Transportation 3.7%
Kirby Corp. *	23,166	1,020,462
		1,020,462
Utilities 6.2%
Nicor, Inc.	12,165	607,277
Oneok, Inc.	19,738	1,094,867
		1,702,144
Total Common Stocks (Cost $17,688,346)		24,564,363

See Notes to Financial Statements.

8

Schedule of Investments (continued)

CONVERTIBLE BOND 1.6%	Shares or Principal Amount	Value
Insurance 1.6%
Old Republic International Corp. , 8.00%, 5/15/2012	$350,000	$444,500
Total Convertible Bond (Cost $365,977)		444,500
LIMITED PARTNERSHIP INTEREST 4.7%
Materials 4.7%
Terra Nitrogen Co. LP	11,888	1,285,212
Total Limited Partnership Interest (Cost $1,077,121)		1,285,212
SHORT TERM INVESTMENT 4.3%
Federated Prime Obligations Fund, 0.17% **	1,175,595	1,175,595
Total Short Term Investment (Cost $1,175,595)		1,175,595
Total Investments 100.2% (Cost $20,307,039)		27,469,670
Liabilities less Other Assets (0.2)%		(44,897)
Net Assets 100.0%		$27,424,773

* Non-income producing.	** Represents 7-day effective yield as of December 31, 2010.	See Notes to Financial Statements.

Sector Breakdown December 31, 2010
(based on total investments)

9

Statement of Assets and Liabilities Year ended 12/31/10

Assets:
Investments at value (cost $20,307,039)	$27,469,670
Receivable for fund shares sold	21,841
Dividends and interest receivable	14,172
Prepaid expenses	19,225
Total assets	27,524,908
Liabilities:
Due to investment adviser	43,733
Payable for fund shares redeemed	50
Accrued audit fees	16,500
Accrued legal fees	1,500
Accrued administration expense	4,735
Accrued shareholder servicing fees	8,000
Accrued 12b-1 fees	16,071
Accrued custodian expense	3,300
Accrued printing expense	5,800
Other payables	446
Total liabilities	100,135
Net Assets	$27,424,773
Net Assets Consist of:
Capital stock	$21,871,729
Accumulated net realized losses	(1,609,587)
Net unrealized appreciation on investments	7,162,631
Total Net Assets	$27,424,773
The Pricing of Shares:
Net asset value and redemption price per share	$11.83
($27,424,773 divided by 2,317,641 shares outstanding, no par value, unlimited shares authorized)
Offering price per share	$12.36	(1)

(1) Computation of offering price per share 100/95.75 of net asset value (See note 10)
See Notes to Financial Statements.

10

Statement of Operations Year ended 12/31/10

Investment Income:
Dividend income	$344,580	(1)
Interest income	18,821
Total Investment Income	363,401
Expenses:
Investment advisory fees (See Note 4)	156,979
12b-1 fee (See Note 4)	56,065
Administration and accounting fees (See Note 5)	55,164
Shareholder servicing fees	51,102
Professional fees	40,580
Federal and state registration fees	26,520
CCO fees	24,454
Trustees’ fees and expenses	24,000
Custody fees	19,968
Insurance expense	17,290
Miscellaneous costs	7,540
Reports to shareholders	5,798
Total expenses before waivers	485,460
Expense waivers (See Note 4)	(149,078)
Net expenses	336,382
Net Investment Income	27,019

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,492,750
Change in unrealized appreciation on investments	4,337,171
Net realized & unrealized gain on investments	5,829,921
Net Increase in Net Assets Resulting From Operations	$5,856,940

(1) Net of $7,557 in foreign withholding taxes

See Notes to Financial Statements.

11

Statements of Changes in Net Assets

Operations:	Year ended 12/31/10	Year ended 12/31/09
Net investment income	$27,019	$78,955
Net realized gain (loss) on investments	1,492,750	(1,151,734)
Change in unrealized appreciation on investments	4,337,171	5,087,233
Net increase in net assets resulting from operations	5,856,940	4,014,454
Distributions Paid From:
Return of Capital	(31,494)	(37,693)
Total distributions	(31,494)	(37,693)
Capital ShareTransactions:
Proceeds from shares sold	3,723,660	10,711,167
Proceeds from reinvestment of distributions	5,734	3,568
	3,729,394	10,714,735
Payments for shares redeemed	(2,360,313)	(1,106,519)
Net increase	1,369,081	9,608,216
Total Increase in Net Assets	7,194,527	13,584,977
Net Assets:
Beginning of year	20,230,246	6,645,269
End of year (including undistributed net investment income of $0 and $0, respectively)	$27,424,773	$20,230,246
Transactions in Shares:
Shares sold	375,391	1,281,757
Issued in reinvestment of distributions	600	507
Shares redeemed	(241,357)	(139,751)
Net increase	134,634	1,142,513

See Notes to Financial Statements.

12

Financial Highlights

For a Fund share outstanding throughout each year	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/07
Net asset value, beginning of year	$9.27	$6.39	$9.94	$10.00

Income from
investment operations:
Net investment income	0.02	0.05	0.15	0.20
Net realized and unrealized gain (loss) on investments	2.55	2.86	(3.52)	(0.05)
Total from investment operations	2.57	2.91	(3.37)	0.15
Less distributions:
From net investment income	—	—	(0.18)	(0.21)
Return of Capital	(0.01)	(0.03)	—	—
Total distributions	(0.01)	(0.03)	(0.18)	(0.21)
Net asset value, end of year	$11.83	$9.27	$6.39	$9.94
Total Return	27.80%	45.75%	(34.34)%	1.46%

Supplemental data and ratios:
Net assets, end of year (000s)	$27,425	$20,230	$6,645	$10,189
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	2.16%	3.67%	6.68%	7.82%
Ratio of net investment income to average net assets	0.24%	0.69%	1.71%	1.41%
Ratio of net investment loss before waivers to average net assets	(0.42)%	(1.48)%	(3.47)%	(4.91)%
Portfolio turnover rate	48.36%	43.00%	58.86%	65.37%

See Notes to Financial Statements.

13

Notes to Financial Statements December 31, 2010

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation   In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

14

●
Level 1 quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●
2 othersignificantobservableinputs(includingquotedpricesforsimilarsecurities, Level interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	3 significantunobservableinputs,includingtheFund’sownassumptions Level the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

Investments in Securities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,564,363	$—	$—	$24,564,363
Convertible Bond	—	444,500	—	444,500
Limited Partnership Interest	1,285,212	—	—	1,285,212
Short Term Investment	1,175,595	—	—	1,175,595
Total	$27,025,170	$444,500	$—	$27,469,670

The Fund did not hold any Level 3 securities during the year ended December 31, 2010.

Federal IncomeTaxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

15

The Income Tax Statement requires management of the Fund to analyze all open tax years 2007-2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders ■ Dividends from net investment income are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the year ended December 31, 2010 were $11,189,917 and $10,161,608, respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2012, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the fiscal year ended December 31, 2010, the Adviser waived investment advisory fees for the Fund of $149,078 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the year ended December 31, 2010, the Adviser did not recoup any expenses. At December 31, 2010, $470,487 is subject to recoupment through December 31, 2011, $248,699 through December 31, 2012, and $149,078 through December 31, 2013, to the extent the Expense Limitation Agreement is still in effect.

16

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with Grand Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the year ended December 31, 2010, the Fund incurred distribution expenses of $56,065.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.10% on the first $250 million in net assets, 0.075% on the next $250 million in net assets, 0.05% on the following $250 million in net assets and 0.03% on assets over $750 million or a minimum fee of $55,660, whichever is greater for the services provided by UMBFS. For the period beginning October 1, 2009 and ending September 30, 2010, a minimum fee of $55,000 was applied. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2010, Jasco & Co., for the benefit of its customers, owned 82% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

As of December 31, 2010, the Fund had a capital loss carryover of $1,515,982, of which $532,348 expires in 2016 and $983,634 expires in 2017.

At December 31, 2010, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$20,400,644
Gross Unrealized Appreciation	$7,525,526
Gross Unrealized Depreciation	(456,500)
Net Unrealized Appreciation/(Depreciation)	$7,069,026

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions, resulting from wash sale losses and investments in partnerships.

17

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital loss carryover	$(1,515,982)
Unrealized appreciation on investments	7,069,026
Total accumulated earnings/(deficit)	$5,553,044

The following reclassifications made by the Fund during the tax year ended December 31, 2010 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Capital stock	$(95)
Undistributed net investment income	(27,019)
Accumulated net realized losses	27,114

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from:
Return of Capital	31,494	37,693
Total Distributions	$31,494	$37,693

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the fiscal year ended December 31, 2010, the Fund incurred $24,454 in Chief Compliance Officer fees and $24,000 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Offering Price Per Share

A maximum front-end sales charge of 4.25% is imposed on purchases of the Fund’s shares. For the year ended December 31, 2010, the Fund was advised that various broker dealers received $13,589 of sales charges from sales of the Fund’s shares.

18

11. Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. The implementation of ASU No. 2010-06 is not expected to impact the Fund’s financial statement disclosures.

12. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements..

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Stewart Capital Mutual Funds
and the Shareholders of Stewart Capital Mid Cap Fund

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest of Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2008 have been audited by other auditors, whose report dated February 23, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2011

20

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-877-420-4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, is available without charge, upon request, by calling (toll-free) 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 16, 2010, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Mid-Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the renewal of the Advisory Agreement. In considering the proposed Advisory Agreement, the Trustees reviewed a memorandum describing their duties when considering renewal of the Investment Advisory Agreement. The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

21

Additional Information (Unaudited) (continued)

A representative of the Adviser then referred the Trustees to the Board materials and reviewed with them the returns of the Fund against its primary benchmarks and against a Morningstar peer group of Midcap Blend funds provided by the Administrator (the “Peer Group”). He noted that as of September 30, 2010, the Fund was in the 64th percentile for the one year number and 56th percentile for the calendar year to date. He noted that they did not have relevant fund return comparisons for the since inception time period, but that the Fund had outperformed the S&P 400 and the Russell Midcap Value Index since inception. A representative of the Adviser noted that the returns of the Adviser’s private accounts were nearly identical to those of the Fund. A representative of the Adviser then further reviewed the response to the request for information, noting that there had been no material compliance issues and that there were no planned changes to the corporate structure. He also noted that the adviser’s policies and procedures had been updated to comply with new regulations. He also noted that neither the Fund or the Adviser use soft dollars. A representative of the Adviser then described the compensation structure of the portfolio managers and other team members. He also stated that the Adviser is not subject to any current litigation. The Board concluded that they were satisfied with the performance of the Fund. They also determined that the quality and extent of services provided by the Adviser were consistent with the Board’s expectations.

Counsel referred the Board members to the materials that had been included in the Board materials which compared the expense structure of the Fund to the Peer Group. A representative of the Administrator reviewed with the Board the methodology used by the Administrator to provide comparative numbers. Counsel noted that the investment advisory fee was less than the Peer Group’s average and median fees but that the total expenses were higher than the Peer Group’s median expenses, but in line with the Peer Group’s average. Counsel also noted that the Adviser charges separately managed accounts 60 to 80 basis points as disclosed in the Adviser’s Form ADV. A representative of the Adviser then reminded the Board that the Adviser is reimbursing the Fund on a monthly basis for those expenses above the expense cap and is in fact also waiving the entire investment advisory fee due to the Adviser. A representative of the Adviser also noted that the Adviser has not experienced a profit managing the Fund. He stated that break even for the Adviser is approximately $25 million in assets. The Board concluded that the fees were reasonable. The Board noted that the Fund had not been profitable to the Adviser and that economies of scale will not be recognized until after the expense ratio drops below the expense cap. The Board determined that they would revisit the issue of economies of scale as assets grew within the Fund.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

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Stewart Capital Mid Cap Fund Trustee and Officer Information

Independent Trustees

Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 48	Stewart Capital Mutual Funds	Trustee	Indefinite;
	800 Philadelphia Street		Since Inception
Indiana, PA 15701

Brian A. Maxwell, 44	Stewart Capital Mutual Funds	Trustee	Indefinite;
	800 Philadelphia Street		Since Inception
Indiana, PA 15701

Gayland B. Cook, 58	Stewart Capital Mutual Funds	Trustee	Indefinite;
	800 Philadelphia Street		Since Inception
Indiana, PA 15701

Interested Trustee** and Officer
Malcolm E. Polley, 48	Stewart Capital Advisors, LLC	Trustee,	Indefinite;
	800 Philadelphia Street	President	Since Inception
Indiana, PA 15701

Officers
Timothy P. McKee, 50	S&T Bank	Treasurer,	Indefinite;
	800 Philadelphia Street	Secretary	Since Inception
Indiana, PA 15701

Matthew S. Hardin, 49	Hardin Compliance Consulting, LLC	Chief	Indefinite;
	4500 Brooktree Road, Suite 104	Compliance	Since 01/01/09
	Wexford, PA 15090	Officer

*	Inception was 12/29/2006

**	Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and officers and is available, without charge, upon request, by calling 1.877.420.4440.

23

Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial	1	None
Strategies, LLC, (2008-present); Business Consultant, DSK
Consultants, (2003-2008)

Vice President/Investment Officer, Mill Creek Capital Advisors,	1	None
LLC. (2011-present); Investment Consultant, Yanni Partners, a
Division of GBS Investment Consulting, LLC, (1999-2010)

Managing Director, Seneca Capital Management,	1	Gateway Bank of
(1996-present); Director, various privately owned portfolio		Pennsylvania
companies of Seneca Capital Management

Vice President, Senior Vice President, and Executive Vice	1	None
President, S&T Bank (2001-present); Executive Vice President/
Chief Investment Officer, S&T Wealth Management Group,
(2001-present); President/Chief Investment Officer, Stewart
Capital Advisors, LLC, (2004-present)

Vice President/Senior Financial Officer, S&T Bank,	N/A	None
(2001-present); Chief Compliance Officer, Stewart Capital
Advisors, LLC, (2006-present)

Owner and President, Hardin Compliance Consulting, LLC,	N/A	None
(2006-present); Chief Broker-Dealer Counsel, The PNC Financial
Services Group, Inc. (1999-2006)

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a) Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2010	$13,500
Fiscal year ended December 31, 2009	$13,500

 (b) Audit-Related Fees for Registrant.  Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2010	$0
Fiscal year ended December 31, 2009	$0

(c) Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2010	$3,000
Fiscal year ended December 31, 2009	$3,000

(d) All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2010	$0
Fiscal year ended December 31, 2009	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended December 31, 2010, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g)
During the fiscal years ended December 31, 2009 and December 31, 2010, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) No, because no such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2009.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 8, 2011

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 8, 2011